UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 2, 2005


                          ANNTAYLOR STORES CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

          1-10738                                        13-3499319
  (Commission File Number)                   (IRS Employer Identification No.)


              7 Times Square, 15th Floor, New York, New York 10036
              ----------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (212) 541-3300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

         On August 2, 2005, AnnTaylor Stores Corporation, through its wholly-owned subsidiary, AnnTaylor, Inc., entered into a Trademark License Agreement (the "License Agreement") with Guangzhou Pan Yu San Yuet Fashion Manufactory Ltd. ("Licensor"). Pursuant to the License Agreement, the Licensor has granted to AnnTaylor and its suppliers, manufacturers, and sub-contractors, a general non-exclusive right to use the "ANN TAYLOR" trademark for manufacturing and exporting purposes in the People's Republic of China. The "ANN TAYLOR" trademark is registered under the Licensor's name in the People's Republic of China. The License Agreement requires AnnTaylor to pay the Licensor an annual fee of $250,000 through the term of the License Agreement, which expires on June 30, 2015, unless terminated earlier by AnnTaylor. Subject to certain exceptions contained therein, the License Agreement also provides AnnTaylor with a right of first refusal in the event that the Licensor proposes to assign, sell, or transfer its "ANN TAYLOR" trademark.

         The foregoing description of the License Agreement is qualified in its entirety by the text of the License Agreement, which is Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANNTAYLOR STORES CORPORATION


                                        By: /s/  Barbara K. Eisenberg
                                            ------------------------------
                                        Name:  Barbara K. Eisenberg
                                        Title: Senior Vice President,
                                               General Counsel and Secretary


Dated:  August 8, 2005

                                 EXHIBIT INDEX


     Exhibit Number              Description
     --------------              -----------

     10.1 Trademark Licence Agreement dated August 2, 2005, between AnnTaylor, Inc. and Guangzhou Pan Yu San Yuet Fashion Manufactory Ltd.